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                                                                    EXHIBIT 10.5


                               LINE OF CREDIT NOTE

$3,500,000.00                                                       May 31, 1996


     FOR VALUE RECEIVED, the undersigned CONNECTIVITY PRODUCTS INCORPORATED, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of The First National Bank of Boston, a national banking association (the "Bank") at the Bank's head office at 100 Federal Street, Boston, Massachusetts 02110:

          (a) prior to or on May 31, 1998 the principal amount of THREE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($3,500,000.00) or, if less, the aggregate unpaid principal amount of the Line of Credit Loans advanced by the Bank to the Borrower pursuant to the Amended and Restated Revolving Credit and Term Loan Agreement, dated as of May 31, 1996 (as amended and in effect from time to time, the "Credit Agreement"), among the Borrower, the Bank and other parties thereto;

          (b) the principal outstanding hereunder from time to time at the times provided in the Credit Agreement; and

          (c) interest on the principal balance hereof from time to time outstanding from the Closing Date under the Credit Agreement through and including the maturity date hereof at the times and at the rate provided in the Credit Agreement.

     This Line of Credit Note is one of the Line of Credit Notes issued pursuant to Section 2.4.2 of the Credit Agreement and evidences borrowings under, and has been issued by the Borrower in accordance with the terms of, the Credit Agreement. The Bank and any holder hereof is entitled to the benefits of the Credit Agreement, the Security Documents and the other Loan Documents, and may enforce the agreements of the Borrower contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Line of Credit Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

     The Borrower irrevocably authorizes the Bank to make or cause to be made, at or about the time of the Drawdown Date of any Line of Credit Loan or at the time of receipt of any payment of principal of this Line of Credit Note, an appropriate notation on the grid attached to this Line of Credit Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the making of such Line of Credit Loan or (as the case may
be) the receipt of such payment. The outstanding amount of the Line of Credit Loans set forth on the grid attached to this Line of Credit Note, or the
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                                      -2-


continuation of such grid, or any other similar record, including computer records, maintained by the Bank with respect to any Line of Credit Loans shall be prima facie evidence of the principal amount thereof owing and unpaid to the Bank, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrower hereunder or under the Credit Agreement to make payments of principal of and interest on this Line of Credit Note when due.

     The Borrower has the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Line of Credit Note on the terms and conditions specified in the Credit Agreement.

     If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Line of Credit Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

     No delay or omission on the part of the Bank or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Bank or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

     The Borrower and every endorser and guarantor of this Line of Credit Note or the obligation represented hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Line of Credit Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

     THIS LINE OF CREDIT NOTE AND THE OBLIGATIONS OF THE BORROWER HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS LINE OF CREDIT NOTE MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND THE CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 21 OF THE CREDIT AGREEMENT. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.
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                                      -3-


     This Line of Credit Note shall be deemed to take effect as a sealed instrument under the laws of the Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, the undersigned has caused this Line of Credit Note to be signed in its corporate name and its corporate seal to be impressed thereon by its duly authorized officer as of the day and year first above written.

[Corporate Seal]

                                  CONNECTIVITY PRODUCTS
                                  INCORPORATED



                                  By:  /s/ James S. Harrington
                                     ---------------------------------
                                       James S. Harrington, President
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
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              Amount               Amount of               Balance of
            of Line of           Principal Paid             Principal         Notation
Date        Credit Loan           or Prepaid                 Unpaid           Made By:

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